Other Income (Expense), Net	6 Months Ended
Mar. 31, 2025
Other Income (Expense), Net [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 18 – OTHER INCOME (EXPENSE), NET

Other income (expense), net for the six months ended March 31, 2025 and 2024 consisted of the following:

	For the Six Months Ended March 31,
	2025	2024
Government grants	$243,044	$584,671
Rental income	49,748	67,232
Other net miscellaneous income (expenses)	(4,109)	(23,708)
Total	$288,683	$628,195